Exhibit 99.1

GATEWAY ROLLOFF SERVICES, LP

FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2015 and

For the Years Ended

December 31, 2014 and 2013

GATEWAY ROLLOFF SERVICES, LP

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Table of Contents

PAGE

Report of Independent Certified Public Accountants	1

Unaudited Balance Sheet as of September 30, 2015 and Audited Balance Sheets as of December 31, 2014 and 2013	2

Unaudited Statement of Operations for the Nine Months Ended September 30, 2015 and Audited Statements of Operations for the Years Ended December 31, 2014 and 2013	3

Unaudited Statement of Partners’ Capital for the Nine Months Ended September 30, 2015 and Audited Statements of Partners’ Capital for the Years Ended December 31, 2014 and 2013	4

Unaudited Statement of Cash Flows for the Nine Months Ended September 30, 2015 and Audited Statements of Cash Flows for the Years Ended December 31, 2014 and 2013	5

Notes to the Financial Statements	6-11

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Members

Gateway Rolloff Service, LP

Odessa, Florida

We have reviewed the accompanying balance sheet of Gateway Rolloff Service, LP as of September 30, 2015, and the related statements of operations, statements of members’ deficit, and cash flows for the nine months then ended. A review includes primarily applying analytical procedures to the Company’s financial data and making inquiries of Company personnel. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Scrudato & Company

December 2, 2015

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GATEWAY ROLLOFF SERVICES, LP

BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014 AND 2013 (AUDITED)

	2015	2014	2013
	(Unaudited)	(Audited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$132,108	$61,699	$45,897
Accounts receivable, net	203,727	205,708	155,405
Total current assets	335,835	267,407	201,302

Property and equipment, net	-	-	223

Other assets:
Note receivable due from related party	-	244,500	244,500
Total assets	$335,835	$511,907	$446,025

Liabilities and Members' Capital
Current liabilities:
Accounts payable and accrued expenses	$231,147	$159,959	$201,500
Related party note payable	26,000	26,000	26,000
Total current liabilities	257,147	185,959	227,500

Partners' capital
Partners' capital (deficit)	78,688	325,948	218,525
Total liabilities and members' capital	$335,835	$511,907	$446,025

Read Independent Accountants’ Review Report and the Notes to the Financial Statements

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GATEWAY ROLLOFF SERVICES, LP

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND FOR THE YEARS ENDED
DECEMBER 31, 2014 AND 2013 (AUDITED)

	2015	2014	2013
	(Unaudited)	(Audited)	(Audited)

Revenues	$1,741,513	$2,300,303	$1,863,387
Cost of revenues	1,121,188	1,532,492	1,359,595
Gross profit	620,325	767,811	503,792

Selling, general and administrative expenses	728,195	652,918	786,179
Income from operations	(107,870)	114,893	(282,387)

Other income (expenses):
Interest income	17	16	442
Other income	594	-	310,480
Other expenses	-	(87)	-
Total other income (expenses)	611	(71)	310,922

Net income	$(107,259)	$114,822	$28,535

Read Independent Accountants’ Review Report and the Notes to the Financial Statements

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GATEWAY ROLLOFF SERVICES, LP

STATEMENTS OF PARTNERS' CAPITAL

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND FOR THE YEARS ENDED

DECEMBER 31, 2014 AND 2013 (AUDITED)

Partners' Capital Balance at December 31, 2012	$189,990

Net income (loss)	28,535

Partner distributions	-

Partners' Capital Balances at December 31, 2013	$218,525

Net income (loss)	114,822

Partner distributions	(7,399)

Partners' Capital Balances at December 31, 2014	$325,948

Net income (loss)	(107,259)

Partner distributions	(140,001)

Partners' Capital Balances at September 30, 2015	$78,688

Read Independent Accountants’ Review Report and the Notes to the Financial Statements

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GATEWAY ROLLOFF SERVICES, LP

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND FOR THE YEARS ENDED

DECEMBER 31, 2014 AND 2013 (AUDITED)

	2015	2014	2013
	(Unaudited)	(Audited)	(Audited)
Cash flow from operating activities:
Net income	$(107,259)	$114,822	$28,535
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expenses	-	223	89
Bad debt expense	6,804	3,227	13,025
(Increase) decrease in assets:
Accounts receivable, net	(4,823)	(53,530)	19,541
Other current assets	-	-	4,890
(Decrease) increase in liabilities:
Accounts payable and accrued expenses	71,188	(41,541)	(21,470)
Other current liabilities	-	-	(5,576)
Net cash provided by operating activities	(34,090)	23,201	39,034

Cash flows from financing activities:
Distributions to partners	(140,001)	(7,399)	-
Payments on loan from shareholder	244,500	-	(2,000)
Net cash provided by financing activities	104,499	(7,399)	(2,000)

Net increase (decrease) in cash	$70,409	$15,802	$37,034

Cash, beginning of year	61,699	45,897	8,863

Cash, end of period	132,108	$61,699	$45,897

Supplemental disclosure of cash flow information:

Cash paid during the year for interest	$-	$-	$-
Cash paid during the year for income taxes	$-	$-	$-

Read Independent Accountants’ Review Report and the Notes to the Financial Statements

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GATEWAY ROLLOFF SERVICES, LP

NOTES TO FINANCIAL STATEMENTS

Note 1 – Business Organization

These financial statements represent the financial statements of Gateway Rolloff Services, LP (“Gateway” or “the Company”). The Company was formed in the year 2000, Near Tampa, FL as Limited Partnership. The Company has two partners as of September 30, 2015, December 31, 2014 and 2013, respectively, each owning 50% of the entity. There have been no changes to the partners of the Company or ownership percentages as of September 30, 2015 and for the period from January 1, 2013 through September 30, 2015, the period covered by the financial statements.

The Company offers commercial and residential dumpster service and roll-off boxes for construction and clean up projects. The Company’s headquarters are in Odessa, FL.

Note 2 – Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Fair Value of Financial Instruments

For certain financial instruments, including accounts receivable, accounts payable, accrued expenses, interest payable, advances payable and notes payable, the carrying amounts approximate fair value due to their relatively short maturities.

The Company adopted ASC 820-10, “Fair Value Measurements and Disclosures.” ASC 820-10 defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

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GATEWAY ROLLOFF SERVICES, LP

NOTES TO FINANCIAL STATEMENTS

Note 2 – Significant Accounting Policies (Continued)

Fair Value of Financial Instruments (Continued)

The Company did not identify any non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC 815.

In February 2007, the FASB issued ASC 825-10 “Financial Instruments.” ASC 825-10 permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings.

At September 30, 2015, December 31, 2014 and 2013, the carrying amounts of cash, accounts receivable and current liabilities approximate fair value due to the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of foreign exchange, commodity price, or interest rate market risks.

Revenue and Cost Recognition

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the sales price is fixed or determinable, (iii) collectability is reasonably assured and (iv) goods have been shipped and/or services rendered.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers cash and cash equivalents to be all highly liquid deposits with maturities of three months or less. Cash equivalents are carried at cost, which approximates market value.

The Company maintains its cash and cash equivalents at various financial institutions where they are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. The balances of these accounts from time to time exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

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GATEWAY ROLLOFF SERVICES, LP

NOTES TO FINANCIAL STATEMENTS

Note 2 – Significant Accounting Policies (Continued)

Accounts Receivable, Bad Debts and Allowance for Doubtful Accounts

Trade receivables are carried at their estimated collectible amounts. Trade receivables are generally extended on a short-term basis, thus trade receivables do not bear interest. A finance charge may be applied to such receivables that are more than 30 days past due. The Company estimates the allowance for doubtful accounts based on a percentage of past due receivables. The Company charges uncollectible receivables against the allowance when management determines ultimate collection is unlikely.

As of and for the nine months ended September 30, 2015 and the twelve months ended December 31, 2014 and 2013, bad debt expense was $6,804, $3,227 and $13,025, respectively.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized. As property and equipment are sold or retired, the applicable cost and accumulated depreciation are removed from the accounts and any resulting gain or loss thereon is recognized as operating expenses.

Depreciation is calculated using the straight-line method over the estimated useful lives or, in the case of leasehold improvements, the term of the related lease, including renewal periods, if shorter. Estimated useful lives are as follows:

Transportation equipment	5 years
Office and machinery equipment	5-7 years
Roll off containers	5-7 years
Machinery and equipment	5 years

The Company reviews property, plant and equipment and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Recoverability is based on estimated undiscounted cash flows. Measurement of the impairment loss, if any, is based on the difference between the carrying value and fair value.

Impairment of Long-Lived Assets

The Company follows ASC 360-10, “Property, Plant, and Equipment,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. Through September 30, 2015, the Company has not experienced impairment losses on its long-lived assets.

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GATEWAY ROLLOFF SERVICES, LP

NOTES TO FINANCIAL STATEMENTS

Note 2 – Significant Accounting Policies (Continued)

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expenses for the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013 were $0, $0 and $0, respectively.

Income Taxes

The Company is a Limited Partnership. With this type of business structure, income and losses of the Company are passed through to its Partners for federal and state income tax purposes. The Company’s Partners are responsible for the payment of taxes thereon. Accordingly, the financial statements do not include a provision for federal and state income taxes.

The company accounts for income tax positions in accordance with Accounting Standards Codification Topic 740, “Income Taxes” (“ASC Topic 740”). This standard prescribes a recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There was no material impact on the Company’s financial position or results of operations as a result of the application of this standard. The Company files income tax returns in the United States and New York, which are subject to examination by the tax authorities in these jurisdictions, generally for three years after the filing date.

As of September 30, 2015, the following tax years are subject to examination:

Jurisdiction	Open Years for Filed Returns
Federal and Florida	December 31, 2011 – 2014

Reclassifications

Certain reclassifications have been made in prior year balances to conform to the current year presentation. Such reclassifications had no effect on net income as previously reported.

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GATEWAY ROLLOFF SERVICES, LP

NOTES TO FINANCIAL STATEMENTS

Note 3 – Property, Plant and Equipment

Property, plant and equipment and the related accumulated depreciation consist of the following as of September 30, 2015, December 31, 2014 and 2013:

	2015	2014	2013
Office furniture and equipment	$10,185	$10,185	$10,185
Vehicles	802,556	802,556	802,556
Rolloff containers	1,007,762	1,007,762	1,007,762
Total Property, plant and equipment	1,820,503	1,820,503	1,820,503
Less: accumulated depreciation	(1,820,503)	(1,820,503)	(1,820,280)
Property, plant and equipment, net	$-	$-	$223

Depreciation expense for the nine months ended September 30, 2015 and the twelve months ended December 31, 2014 and 2013 was $0, $223 and $89, respectively.

Note 4 – Related Party Transactions

One of the Company’s partners owns a transfer station. The Company uses this transfer station for disposal of a large portion of the waste accumulated during trash collection and the rented rolloff containers. This cost is included in cost of sales. For the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013, total related party disposal costs incurred were $124,230, $322,350 and $228,810, respectively. The Company had an outstanding accounts payable balance due this related party at September 30, 2015 and December 31, 2014 and 2013 of $19,164, $48,794 and $48,694, respectively.

One of the Company’s partners also consults for the Company, which is additional compensation above the Partners compensation package. The Partner is 1099’d by the Company at year end for the total of consulting charges incurred. Total consulting expenses incurred and paid to this related party by the Company for the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013 was $338,350, $192,297 and $247,956, respectively. The Company had an outstanding accounts payable balance due this related party at September 30, 2015 and December 31, 2014 and 2013 of $115,000, $0 and $0, respectively.

One of the Company’s partner’s wives is the Company’s office Manager. Her salary is approximately $35,000 per year. For the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013, her salary expense was approximately $35,000 per year.

The Company’s second partner received a consulting payout, similar to the above note. Total consulting expenses incurred and paid to this related party by the Company during the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013 was $20,000, $13,000 and $20,000, respectively. There was no outstanding payable due this related party as of September 30, 2015, December 31, 2014 or 2013.

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GATEWAY ROLLOFF SERVICES, LP

NOTES TO FINANCIAL STATEMENTS

Note 4 – Related Party Transactions (Continued)

The Company had a note receivable due from a partner of the Company; the note was paid by the Partner during the nine months ended September 30, 2015 with the proceeds of a consulting fee paid to this partner. The note carried a zero interest rate and was due on demand. The balance of the Note as of September 30, 2015, December 31, 2014 and 2013 was $0, $244,500 and $244,500, respectively. There was no activity in the Note during the years ended December 31, 2014 and 2013.

The Company has a note payable due a Partner of the Company. The original purpose of the loan was for working capital. The balance of this related party note payable as of September 30, 2015, December 31, 2014 and 2013 was $26,000. There was no activity in this related party note payable during the period from December 1, 2013 through September 30, 2015, the period covered by the financial statements.

On November 23, 2015, the Company was acquired by National Waste Management Holdings, Inc., a related party of the Company. The purchase price included a cash payment of $450,000 and a total of 2,400,000 shares of National Waste Management Holdings, Inc.

Note 5 – Subsequent Events

Management has evaluated subsequent events through November 30, 2015, the date on which the financial statements were available to be issued.

On November 23, 2015, the Company was acquired by National Waste Management Holdings, Inc. The purchase price was $450,000 in cash and a total of 2,400,000 restricted shares of National Waste Management Holdings, Inc.

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